UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 21, 2018

GOLUB CAPITAL BDC, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-00794	27-2326940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

666 Fifth Avenue, 18th Floor, New York, NY	10103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 21, 2018, Golub Capital BDC Funding LLC (“Funding”), a wholly owned subsidiary of Golub Capital BDC, Inc. (the “Company”), entered into an amendment (the “Credit Facility Amendment”) to the documents governing Funding’s senior secured revolving credit facility (as amended, the “Credit Facility”) with the Company, as the transferor and servicer, certain institutional lenders, Wells Fargo Bank, N.A., as institutional lender, swingline lender, collateral agent, account bank, collateral custodian, and administrative agent. The Credit Facility Amendment was effective as of September 21, 2018.

The Credit Facility Amendment, among other things, (i) extends the expiration of the reinvestment period from September 27, 2018 to September 20, 2019, (ii) extends the stated maturity date from September 28, 2022 to September 21, 2023, (iii) provides for a structuring fee of 0.25% per annum multiplied by the Maximum Facility Amount (as defined in the Credit Facility), (iv) amends the definition of “LIBOR” to provide for the use of an Alternative Rate (as defined in the Credit Facility) if certain conditions are satisfied, (v) amends the definitions of Borrowing Base and Borrowing Base Deficiency (each as defined in the Credit Facility) and (vi) permits borrowings in foreign currencies. The other material terms of the Credit Facility were unchanged.

As previously disclosed, the Credit Facility is secured by all of the assets held by Funding, and the Company has pledged its interests in Funding as collateral to Wells Fargo Bank, N.A., as the collateral agent, to secure the obligations of the Company as the transferor and servicer under the Credit Facility. Borrowing under the Credit Facility remains subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of the Credit Facility Amendment and is qualified in its entirety by reference to a copy of the Credit Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Seventh Amendment to Amended and Restated Loan and Servicing Agreement, dated as of September 21, 2018, by and among Golub Capital BDC Funding LLC, as the borrower; Golub Capital BDC, Inc., as the transferor and servicer; the institutional lenders identified on the signature pages thereto; Wells Fargo Bank, N.A., as institutional lender, swingline lender, collateral agent, account bank, collateral custodian, and administrative agent..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital BDC, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLUB CAPITAL BDC, INC.

Date: September 26, 2018	By:	/s/ Ross A. Teune
	Name:	Ross A. Teune
	Title:	Chief Financial Officer